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                                                                   EXHIBIT 10.52

                                FIFTH AMENDMENT
                                     TO THE
                                NOVA CORPORATION
                      1996 EMPLOYEES STOCK INCENTIVE PLAN


         This Fifth Amendment to the NOVA Corporation 1996 Employees Stock Incentive Plan (the "Plan"), made as of the day and year noted on the last page hereof, by NOVA Corporation (the "Company"), to be effective as noted below.


                                  WITNESSETH:

         WHEREAS, the Company sponsors and maintains the Plan for the exclusive benefit of its eligible employees and their beneficiaries, and pursuant to
Section 12.1 thereof, the Company has the right to amend the Plan at any time, subject to Section 12.2 of the Plan; and

         WHEREAS, the Company wishes to amend the Plan at this time for the purpose of adding a definition of "continuing director," which definition was intended to be included in the final version of the Plan as adopted by the Board of Directors and the shareholders of the Company, but which was inadvertently omitted;

         NOW, THEREFORE, the Plan is amended as follows effective as of January 1, 2000:

                                       1.

         Article 2 of the Plan is amended by adding a new Section 2.11 to read as follows (with the remaining sections of Article 2 to be sequentially renumbered accordingly):

            2.11 CONTINUING DIRECTOR shall mean a Director (i) who was a
                Director as of the Effective Date, or (ii) who becomes a Director subsequent to the Effective Date and whose election or nomination for election by the Board was Duly Approved by Directors at the time of such election or nomination who were Directors as of the Effective Date, whether by a specific vote or by approval of the proxy statement issued by the Company on behalf of the Board of Directors.

                                       2.

         All other provisions of the Plan not inconsistent herewith are hereby confirmed and ratified.


         ADOPTED BY THE BOARD OF DIRECTORS ON FEBRUARY 24, 2000.